UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 10, 2015

SOLAREDGE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36894 (Commission File Number)	20-5338862 (IRS Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel 4673335
(Address of Principal Executive Offices)

972 (9) 957-6620
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On September 10, 2015, SolarEdge Technologies, Inc. issued a press release announcing a new inverter design and its HD-Wave technology.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated September 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: September 10, 2015	By:	/s/ Ronen Faier
	Name:	Ronen Faier
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated September 10, 2015